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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

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The Board of Directors
Mosaix, Inc.:

We consent to the use of our reports incorporated herein by reference.



KPMG Peat Marwick LLP




Seattle, Washington
May 27, 1998